UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022
____________________________________________

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (443) 285-5400

____________________________________________

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 12, 2022, Corporate Office Properties Trust (the “Company”) held its 2022 Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•the election of nine trustees, each for a one-year term;
•an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 31, 2022; and
•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Thomas F. Brady	98,282,188	4,451,880	33,465	2,070,090
Stephen E. Budorick	101,004,825	1,732,909	29,799	2,070,090
Robert L. Denton, Sr.	96,527,942	6,049,285	190,306	2,070,090
Philip L. Hawkins	101,935,688	799,145	32,700	2,070,090
Stephen D. Kesler	97,478,062	5,256,578	32,893	2,070,090
Letitia A. Long	100,375,886	2,356,914	34,733	2,070,090
Raymond L. Owens	102,148,709	586,126	32,698	2,070,090
C. Taylor Pickett	101,591,928	1,145,591	30,014	2,070,090
Lisa G. Trimberger	101,259,221	1,475,089	33,223	2,070,090

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers	100,274,857	2,386,994	105,682	2,070,090

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	100,384,548	4,425,157	27,918	N/A

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST

/s/ Stephen E. Budorick
Stephen E. Budorick
President and Chief Executive Officer

Date:	May 18, 2022